Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range the ratio also soared, from 83 percent to 95 percent between August and October.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

                         30-YEAR BOND YIELDS 1997-2001

[BOND YIELDS LINE GRAPH]

                 INSURED                                  INSURED MUNICIPAL YIELDS/
            MUNICIPAL YIELDS    U.S. TREASURY YIELDS     U.S. TREASURY YIELDS (RATIO)
            ----------------    --------------------     ----------------------------
1996              5.60%               6.63%                          84.46%
1997              5.70%               6.79%                          83.95%
                  5.65%               6.80%                          83.09%
                  5.90%               7.10%                          83.10%
                  5.75%               6.94%                          82.85%
                  5.65%               6.91%                          81.77%
                  5.60%               6.78%                          82.60%
                  5.30%               6.30%                          84.13%
                  5.50%               6.61%                          83.21%
                  5.40%               6.40%                          84.38%
                  5.35%               6.15%                          86.99%
                  5.30%               6.05%                          87.60%
                  5.15%               5.92%                          86.99%
1998              5.15%               5.80%                          88.79%
                  5.20%               5.92%                          87.84%
                  5.25%               5.93%                          88.53%
                  5.35%               5.95%                          89.92%
                  5.20%               5.80%                          89.66%
                  5.20%               5.65%                          92.04%
                  5.18%               5.71%                          90.72%
                  5.03%               5.27%                          95.45%
                  4.95%               5.00%                          99.00%
                  5.05%               5.16%                          97.87%
                  5.00%               5.06%                          98.81%
                  5.05%               5.10%                          99.02%
1999              5.00%               5.09%                          98.23%
                  5.10%               5.58%                          91.40%
                  5.15%               5.63%                          91.47%
                  5.20%               5.66%                          91.87%
                  5.30%               5.83%                          90.91%
                  5.47%               5.96%                          91.78%
                  5.55%               6.10%                          90.98%
                  5.75%               6.06%                          94.88%
                  5.85%               6.05%                          96.69%
                  6.03%               6.16%                          97.89%
                  6.00%               6.29%                          95.39%
                  5.97%               6.48%                          92.13%
2000              6.18%               6.49%                          95.22%
                  6.04%               6.14%                          98.37%
                  5.82%               5.83%                          99.83%
                  5.91%               5.96%                          99.16%
                  5.91%               6.01%                          98.34%
                  5.84%               5.90%                          98.98%
                  5.73%               5.78%                          99.13%
                  5.62%               5.67%                          99.12%
                  5.74%               5.89%                          97.45%
                  5.65%               5.79%                          97.58%
                  5.55%               5.61%                          98.93%
                  5.27%               5.46%                          96.52%
2001              5.30%               5.50%                          96.36%
                  5.27%               5.31%                          99.25%
                  5.26%               5.44%                          96.69%
                  5.45%               5.79%                          94.13%
                  5.40%               5.75%                          93.91%
                  5.35%               5.76%                          92.88%
                  5.16%               5.52%                          93.48%
                  5.07%               5.37%                          94.41%
                  5.20%               5.42%                          95.94%
                  5.04%               4.87%                         103.49%

Source: Municipal Data - A Division of Thomson Financial Municipal Group and Bloomberg L. P.

Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley New York Quality Municipal Securities (IQN) increased from $13.81 to $14.88 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.69 per share, the Trust's total NAV return was 13.63 percent. IQN's value on the New York Stock Exchange

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

(NYSE) increased from $11.8125 to $13.25 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQN's total market return was 18.29 percent. As of October 31, 2001, IQN's share price was at a 10.95 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.0575 to $0.065 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.12 per share versus $0.04 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's net assets of $95 million were diversified among 12 long-term sectors and 31 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.6 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.09 per share to common share earnings. IQN's two ARPS series totaled $24 million and represented 25 percent of net assets. Weekly ARPS rates ranged between 1.7 and
5.05 percent during the fiscal period.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

Looking Ahead

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 122,500 shares of common stock at a weighted average market discount of 10.82 percent.

We appreciate your ongoing support of Morgan Stanley New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[LARGEST SECTORS BAR CHART]

Education                                                                        14%
Hospital                                                                         14%
Transportation                                                                   12%
General Obligation                                                               10%
Mortgage                                                                         10%
Electric                                                                          8%
Public Facilities                                                                 7%
Nursing & Health                                                                  6%
IDR/PCR*                                                                          5%
Water & Sewer                                                                     5%

* Industrial Development/Pollution Control Revenue

  Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

Aaa or AAA                                                  Aa or AA                     A or A
33%                                                               41%                        19%

                                                           Baa or BBB
                                                                    7%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

                            DISTRIBUTION BY MATURITY
                        (% of Total Long-Term Portfolio)

[DISTRIBUTION BY MATURITY BAR CHART]

                                                              Weighted Average
                                                              Maturity: 19 Years

1-5 Years                                                                         4.50%
5-10 Years                                                                        4.50%
10-15 Years                                                                      29.50%
15-20 Years                                                                      21.80%
20-30 Years                                                                      31.00%
30+ Years                                                                         8.70%

Portfolio Structure is subject to change.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

[LONG TERM SECTORS PIE CHART]


                                       WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                                               WEIGHTED AVERAGE BOOK YIELD: 5.6%

YEARS BONDS CALLABLE        PERCENT CALLABLE                  COST (BOOK) YIELD*
----                        ----------------                  ------------------
2001
2002
2003                               38.0%                            5.7%
2004                               17.0%                            5.6%
2005                                1.0%                            6.2%
2006                                3.0%                            5.9%
2007                                4.0%                            5.6%
2008                               13.0%                            5.4%
2009                                6.0%                            5.4%
2010                               11.0%                            5.8%
2011+                               7.0%                            5.2%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust is earning a book yield of 5.7% on 38% of the long-term portfolio that is callable in 2003.

  Portfolio structure is subject to change.

Morgan Stanley New York Quality Municipal Securities
RESULTS OF ANNUAL MEETING

                             *         *         *

On June 26, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) Election of Trustees by all shareholders:

Michael Bozic
For...................................................  3,621,536
Withheld..............................................     68,277

James F. Higgins
For...................................................  3,621,902
Withheld..............................................     67,911

(2) Election of Trustee by preferred shareholders:

Charles A. Fiumefreddo
For...................................................        378
Withheld..............................................          0

The following Trustees were not standing for reelection at this meeting:
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip
J. Purcell and John L. Schroeder.

(3) Ratification of the selection of Deloitte & Touche LLP as Independent
    Auditors:

For...................................................  3,613,266
Against...............................................     32,241
Abstain...............................................     44,306

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Municipal Bond (97.4%)

            General Obligation (9.9%)
            New York City,
 $ 2,000      1994 Ser C...............................................   5.50%   10/01/08    $ 2,084,820
   4,000      1994 Ser D...............................................   5.75    08/15/09      4,168,680
            Puerto Rico,
   1,000      Public Improvement Refg Ser 1999.........................   5.25    07/01/16      1,074,250
   2,000      Public Improvement Refg Ser 1993.........................   5.25    07/01/18      2,032,480
 -------                                                                                      -----------
   9,000                                                                                        9,360,230
 -------                                                                                      -----------
            Educational Facilities Revenue (14.3%)
   3,000    New York City Industrial Development Agency, Polytechnic
              University 2000..........................................   6.125   11/01/30      3,142,500
            New York State Dormitory Authority,
   4,000      City University Ser 1993 F...............................   5.50    07/01/12      4,221,160
   4,000      State University Ser 1993 C..............................   5.375   05/15/13      4,163,800
   2,000      University of Rochester Ser 1998 A (MBIA)................   5.00    07/01/18      2,029,380
 -------                                                                                      -----------
  13,000                                                                                       13,556,840
 -------                                                                                      -----------
            Electric Revenue (8.4%)
   3,000    Long Island Power Authority, Ser 1998 A (FSA)..............   5.125   12/01/22      3,025,770
   1,000    New York State Power Authority, Ser 2000 A.................   5.25    11/15/40      1,009,430
   4,000    Puerto Rico Electric Power Authority, Power Ser DD (FSA)...   4.50    07/01/19      3,904,480
 -------                                                                                      -----------
   8,000                                                                                        7,939,680
 -------                                                                                      -----------
            Hospital Revenue (14.1%)
   1,950    New York State Dormitory Authority, Rochester General
              Hospital - FHA Insured Mtge Ser 1993.....................   5.70    08/01/33      1,997,853
            New York State Medical Care Facilities Finance Agency,
   1,830      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B....   5.50    02/15/22      1,955,959
   3,000      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A....   5.90    08/15/33      3,107,160
   4,000      Presbyterian Hospital - FHA Insured Mtge Ser 1994 A......   5.25    08/15/14      4,229,680
   2,000      St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser A...   5.625   08/15/18      2,061,280
 -------                                                                                      -----------
  12,780                                                                                       13,351,932
 -------                                                                                      -----------
            Industrial Development/Pollution Control Revenue (5.1%)
            New York State Energy Research & Development Authority,
   1,500      Brooklyn Union Gas Co Ser 1991 D.........................  10.201++ 04/01/20      1,788,750
   3,000      New York State Electric & Gas Co Ser A (AMT).............   5.95    12/01/27      2,997,840
 -------                                                                                      -----------
   4,500                                                                                        4,786,590
 -------                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (6.5%)
 $ 3,000    New York City Housing Development Corporation, FHA Ins Mtge
              Ser 1993 B...............................................   5.85%   05/01/26    $ 3,054,180
   2,880    New York State Housing Finance Agency, 1996 Ser A Refg
              (FSA)....................................................   6.10    11/01/15      3,082,752
 -------                                                                                      -----------
   5,880                                                                                        6,136,932
 -------                                                                                      -----------
            Mortgage Revenue - Single Family (3.8%)
            New York State Mortgage Agency,
   2,000      Homeowner Ser 29 A.......................................   5.25    04/01/15      2,042,580
   1,500      27th Ser (AMT)...........................................   5.875   04/01/30      1,559,940
 -------                                                                                      -----------
   3,500                                                                                        3,602,520
 -------                                                                                      -----------
            Nursing & Health Related Facilities Revenue (6.2%)
            New York State Dormitory Authority,
   2,000    Department of Health Ser 1993..............................   5.70    07/01/09      2,122,840
   1,750    Mental Health Ser 1999 C (MBIA)............................   4.75    08/15/22      1,669,780
   2,000    New York Medical Care Facilities Finance Agency, Mental
              Health 1993 Ser F........................................   5.375   02/15/14      2,062,700
 -------                                                                                      -----------
   5,750                                                                                        5,855,320
 -------                                                                                      -----------
            Public Facilities Revenue (6.6%)
   4,000    New York State Dormitory Authority, Court Facilities Ser
              1993 A...................................................   5.625   05/15/13      4,186,160
   2,000    New York State Urban Development Corporation, Correctional
              1998 Ser B (Ambac).......................................   5.25    01/01/16      2,096,660
 -------                                                                                      -----------
   6,000                                                                                        6,282,820
 -------                                                                                      -----------
            Transportation Facilities Revenue (11.8%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge
              Ser 1995 (MBIA)..........................................   5.75    01/01/25      1,063,710
   1,000    New York State Thruway Authority, Local Hwy & Bridge Ser
              2000 A (FSA).............................................   5.75    04/01/17      1,100,250
   4,000    Port Authority of New York & New Jersey, Cons 121 Ser
              (MBIA)...................................................   5.125   10/15/30      4,021,960
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B...........   5.00    01/01/20      3,083,010
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A........................................................   4.75    07/01/38      1,916,220
 -------                                                                                      -----------
  11,000                                                                                       11,185,150
 -------                                                                                      -----------
            Water & Sewer Revenue (5.2%)
            New York City Municipal Water Finance Authority,
   1,000      1994 Ser B...............................................   5.50    06/15/19      1,023,290
   1,000      1999 Ser A (FGIC)........................................   4.75    06/15/31        945,300
   3,000      2001 Ser B...............................................   5.125   06/15/31      3,003,210
 -------                                                                                      -----------
   5,000                                                                                        4,971,800
 -------                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Other Revenue (5.5%)
 $ 2,000    New York City Transitional Finance Authority, 2000 Ser A...   5.75%   08/15/24    $ 2,141,040
   3,000    New York Local Government Assistance Corporation, Ser 1993
              B Refg...................................................   5.50    04/01/21      3,057,570
 -------                                                                                      -----------
   5,000                                                                                        5,198,610
 -------                                                                                      -----------
  89,410    Total New York Tax-Exempt Municipal Bonds (Cost $87,738,434)...................    92,228,424
 -------                                                                                      -----------
            Short-Term Tax-Exempt Municipal Obligations (1.1%)
   1,100    Nassau County Industrial Development Agency, Ser 1999 Cold
              Spring Harbor (Demand 11/01/01) (Cost $1,100,000)........   1.90*   01/01/34      1,100,000
 -------                                                                                      -----------

 $90,510    Total Investments (Cost $88,838,434) (a)....................              98.5%    93,328,424
 =======
            Other Assets in Excess of Liabilities.......................               1.5      1,402,113
                                                                                     -----    -----------
            Net Assets..................................................             100.0%   $94,730,537
                                                                                     =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
    *       Current coupon of variable rate security.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security changes.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,509,749 and
            the aggregate gross unrealized depreciation is $19,759,
            resulting in net unrealized appreciation of $4,489,990.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value
  (cost $88,838,434)........................................  $93,328,424
Cash........................................................       38,326
Interest receivable.........................................    1,462,079
Prepaid expenses............................................       11,133
                                                              -----------
    Total Assets............................................   94,839,962
                                                              -----------
Liabilities:
Payable for:
    Common shares of beneficial interest repurchased........       33,394
    Investment management fee...............................       29,974
Accrued expenses............................................       46,057
                                                              -----------
    Total Liabilities.......................................      109,425
                                                              -----------
    Net Assets..............................................  $94,730,537
                                                              ===========
Composition of Net Assets:
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 480 shares outstanding)..............................................  $24,000,000
                                                              -----------
Common shares of beneficial interest (unlimited shares
  authorized of
  $.01 par value, 4,753,713 shares outstanding).............   68,056,915
Net unrealized appreciation.................................    4,489,990
Accumulated undistributed net investment income.............      587,183
Accumulated net realized loss...............................   (2,403,551)
                                                              -----------
    Net Assets Applicable to Common Shareholders............   70,730,537
                                                              -----------
    Total Net Assets........................................  $94,730,537
                                                              ===========
Net Asset Value Per Common Share
  ($70,730,537 divided by 4,753,713 common shares
  outstanding)..............................................       $14.88
                                                                   ======

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2001

Net Investment Income:

Interest Income.............................................  $4,999,226
                                                              ----------
Expenses
Investment management fee...................................     328,651
Auction commission fees.....................................      62,554
Professional fees...........................................      54,311
Transfer agent fees and expenses............................      24,566
Registration fees...........................................      21,232
Auction agent fees..........................................      19,684
Shareholder reports and notices.............................      17,007
Trustees' fees and expenses.................................      12,410
Custodian fees..............................................       6,821
Other.......................................................      11,030
                                                              ----------
    Total Expenses..........................................     558,266
Less: expense offset........................................      (6,816)
                                                              ----------
    Net Expenses............................................     551,450
                                                              ----------
    Net Investment Income...................................   4,447,776
                                                              ----------
Net Realized and Unrealized Gain:
Net realized gain...........................................     145,176
Net change in unrealized appreciation.......................   4,451,347
                                                              ----------
    Net Gain................................................   4,596,523
                                                              ----------
Net Increase................................................  $9,044,299
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR       FOR THE YEAR
                                                                  ENDED              ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                              ----------------   ----------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $ 4,447,776        $ 4,460,357
Net realized gain (loss)....................................        145,176           (205,571)
Net change in unrealized appreciation/depreciation..........      4,451,347          4,203,700
                                                                -----------        -----------
    Net Increase............................................      9,044,299          8,458,486
                                                                -----------        -----------
Dividends to Shareholders from Net Investment Income:
Preferred...................................................       (739,390)          (948,660)
Common......................................................     (3,322,538)        (3,801,163)
                                                                -----------        -----------
    Total Dividends.........................................     (4,061,928)        (4,749,823)
                                                                -----------        -----------
Decrease from transactions in common shares of beneficial
  interest..................................................     (1,584,631)        (1,379,575)
                                                                -----------        -----------
    Net Increase............................................      3,397,740          2,329,088
Net Assets:
Beginning of period.........................................     91,332,797         89,003,709
                                                                -----------        -----------
End of Period
(Including accumulated undistributed net investment income
of $587,183 and $201,335, respectively).....................    $94,730,537        $91,332,797
                                                                ===========        ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley New York Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter New York Quality Municipal Securities (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $7,771,363 and $12,407,869, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $800.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  1       260      $13,000      1.83%  11/06/01     1.70% - 5.05%
  2       220       11,000      1.85   11/02/01     1.70  - 4.85

---------------------
    *  As of October 31, 2001.
   ** For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends to Series 1 and 2 at rates ranging from 1.22% to 1.9%, in the aggregate amount of $36,725.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value. The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1999...................................  4,988,513    $49,885    $70,971,236
Treasury shares purchased and retired (weighted average
  discount 6.41%)*..........................................   (112,300)    (1,123)    (1,378,452)
                                                              ---------    -------    -----------
Balance, October 31, 2000...................................  4,876,213     48,762     69,592,784
Treasury shares purchased and retired (weighted average
  discount 10.82%)*.........................................   (122,500)    (1,225)    (1,583,406)
                                                              ---------    -------    -----------
Balance, October 31, 2001...................................  4,753,713    $47,537    $68,009,378
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Federal Income Tax Status

During the year ended October 31, 2001, the Trust utilized approximately $145,000 of its net capital loss carryover. At October 31, 2001, the Trust had a net capital loss carryover of

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

approximately $2,404,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:

     AMOUNT IN THOUSANDS
-----------------------------
2002  2003  2004  2005   2007
----  ----  ----  ----   ----
$990  $854  $331  $23    $206
====  ====  ====  ===    ====

7. Dividends to Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:

  AMOUNT          RECORD             PAYABLE
 PER SHARE         DATE               DATE
-----------  ----------------   -----------------
  $0.065     November 9, 2001   November 23, 2001
  $0.065     December 7, 2001   December 21, 2001

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $1,788,750, which represents 1.9% of the Trust's net assets.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley New York Quality Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------

Selected Per Share Data:
Net asset value, beginning of period........................   $13.81    $ 13.03    $ 14.73    $ 14.08    $ 13.07
                                                               ------    -------    -------    -------    -------
Income (loss) from investment operations:
    Net investment income...................................     0.92       0.90       0.87       0.89       0.89
    Net realized and unrealized gain (loss).................     0.95       0.82      (1.69)      0.61       0.92
                                                               ------    -------    -------    -------    -------
Total income (loss) from investment operations..............     1.87       1.72      (0.82)      1.50       1.81
                                                               ------    -------    -------    -------    -------
Less dividends from:
    Net investment income...................................    (0.69)     (0.77)     (0.75)     (0.70)     (0.69)
    Common share equivalent of dividends paid to preferred
     shareholders...........................................    (0.15)     (0.19)     (0.15)     (0.16)     (0.16)
                                                               ------    -------    -------    -------    -------
Total dividends.............................................    (0.84)     (0.96)     (0.90)     (0.86)     (0.85)
                                                               ------    -------    -------    -------    -------
Anti-dilutive effect of acquiring treasury shares...........     0.04       0.02       0.02       0.01       0.05
                                                               ------    -------    -------    -------    -------
Net asset value, end of period..............................   $14.88    $ 13.81    $ 13.03    $ 14.73    $ 14.08
                                                               ======    =======    =======    =======    =======
Market value, end of period.................................   $13.25    $11.813    $12.313    $14.063    $12.688
                                                               ======    =======    =======    =======    =======
Total Return+...............................................    18.29%      2.07%     (7.39)%    16.92%     19.65%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset)............................     0.80%(1)   0.88%(1)   0.87%(1)   0.86%(1)    0.89%(1)
Net investment income before preferred stock dividends......     6.37%      6.81%      6.13%      6.15%      6.64%
Preferred stock dividends...................................     1.06%      1.45%      1.06%      1.13%      1.16%
Net investment income available to common shareholders......     5.31%      5.36%      5.07%      5.02%      5.48%
Supplemental Data:
Net assets, end of period, in thousands.....................  $94,731    $91,333    $89,004    $98,862    $96,111
Asset coverage on preferred shares at end of period.........      395%       380%       371%       412%       400%
Portfolio turnover rate.....................................        9%         7%        13%        14%     --

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.

     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Morgan Stanley New York Quality Municipal Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley New York Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter New York Quality Municipal Securities, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley New York Quality Municipal Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
NEW YORK QUALITY
MUNICIPAL SECURITIES


Annual Report
October 31, 2001